Exhibit 99.2

Canopy Growth Announces Completed Sale of This Works

Divestiture of the skincare and wellness brand is aligned with Canopy Growth’s focus on North American cannabis operations

SMITHS FALLS, ON and LONDON, UK – December 18, 2023 – Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (NASDAQ: CGC) today announced that the Company has completed the divestiture of its This Works skincare and wellness brand to Inspirit Capital, a London-based investment firm.

Headquartered in London, England, This Works offers a range of high-quality natural skincare and sleep solution products to consumers around the world. In accordance with the completed sale agreement, This Works’ leadership, staff, and intellectual property will transfer to Inspirit Capital.

The transaction is valued at up to £9.3MM ($15.9MM CAD) including cash. Canopy Growth will receive an upfront consideration of £2.7 MM ($4.6 MM CAD) in cash and in other consideration, a loan note issued by the buyer, and a contingent earn-out.

“We are resolutely focused on achieving North American cannabis market leadership, and this completed sale represents a further step to enable this through the transformation of Canopy Growth into a simplified, asset-light, cannabis focused business,” said David Klein, CEO, Canopy Growth. “In addition to realizing the proceeds from this sale which will further strengthen our financial position, we’re pleased to have found a buyer that is committed to the continued development of the This Works brand.”

"We’re proud of the legacy that This Works has built as part of the Canopy Growth family. Through dedication to the creation of innovative products and formulations we have deepened customer loyalty and expanded our global footprint. As we take this next step, we look forward to working with the leadership of Inspirit Capital to further the brand’s growth and long-term success,” said Dr. Anna Persaud, CEO, This Works.

“We are excited to invest in This Works and support Anna and the team pursue their ambition for the business. They are well positioned to capitalise on the ongoing growth in consumer interest in sleep and wellness, given the strong brand equity and their track record of product innovation. This deal also further underlines Inspirit's status as a trusted partner for delivering divestments from corporate vendors,” said Will Stamp, Partner at Inspirit Capital.

Contact

Media Contact:

Nik Schwenker

Vice President, Communications

media@canopygrowth.com

Investor Contact:

Tyler Burns

Director, Investor Relations

Tyler.Burns@canopygrowth.com

About Canopy Growth

Canopy Growth is a leading North American cannabis and consumer packaged goods (“CPG”) company dedicated to unleashing the power of cannabis to improve lives. Through an unwavering commitment to our consumers, Canopy Growth delivers innovative products with a focus on premium and mainstream cannabis brands including Doja, 7ACRES, Tweed, and Deep Space. Canopy Growth’s CPG portfolio includes gourmet wellness products by Martha Stewart CBD, and category defining vaporizer technology made in Germany by Storz & Bickel.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through its rights to Acreage Holdings, Inc., a vertically integrated multi-state cannabis operator with principal operations in densely populated states across the Northeast, as well as Wana Brands, a leading cannabis edible brand in North America, and Jetty Extracts, a California-based producer of high-quality cannabis extracts and pioneer of clean vape technology.

Beyond our world-class products, Canopy Growth is leading the industry forward through a commitment to social equity, responsible use, and community reinvestment—pioneering a future where cannabis is understood and welcomed for its potential to help achieve greater wellbeing and life enhancement.

For more information visit www.canopygrowth.com

References to information included on, or accessible through, our website do not constitute incorporation by reference of the information contained at or available through our website, and you should not consider such information to be part of this press release.

Notice Regarding Forward Looking Statements

This news release contains "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995 and "forward-looking information" within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as "plans", "expects" or "does not expect", "is expected", "estimates", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements and uncertainties include statements with respect to the total consideration to be received Canopy Growth UK Limited and the strengthening of the Company’s financial position as a result of receiving the proceeds from the sale.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including negative operating cash flow; uncertainty of additional financing; volatility in the price of the Company’s common shares; inherent uncertainty associated with projections; expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets and the impacts of increased rates of inflation; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis; additional dilution; political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company’s profile on SEDAR at www.sedar.com and with the Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended March 31, 2023 and its subsequently filed quarterly reports on Form 10-Q.

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that it believes are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.